UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03741)

Exact name of registrant as specified in charter:	Putnam New York Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2011

Date of reporting period:	December 1, 2010 — November 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTEIX

Putnam New York Tax Exempt Income Fund

Annual report
11|30|11

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam New York
Tax Exempt
Income Fund

Annual report
11 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Trustee approval of management contract	18

Financial statements	22

Federal tax information	46

About the Trustees	47

Officers	49

Message from the Trustees

Dear Fellow Shareholder:

For all the volatility and economic uncertainty investors experienced in recent months, U.S. equity markets ended the year more or less where they started; some fixed-income sectors posted modest gains, while others struggled. This period of heightened volatility is likely to persist, given the unresolved European debt crisis and tepid growth here in the United States. However, not all the news is bad. Corporate earnings and balance sheets remain solid, unemployment has trended down, inflation pressures have eased globally, and state budgets show early signs of improvement.

The counsel of your financial advisor can be an invaluable resource during periods of market uncertainty, as can a long-term focus and a balanced investment approach. Moreover, Putnam’s portfolio managers and analysts are trained to uncover the opportunities that often emerge in this kind of environment, while also seeking to guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking a high level of tax-free income for New York investors

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal, state, and local income tax.

Putnam New York Tax Exempt Income Fund seeks to capitalize on investment opportunities in New York by investing in bonds across a range of sectors. The fund also combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s managers consider the risks involved — including credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The managers are backed by the resources of Putnam’s fixed-income organization and by its analysts’ ongoing, rigorous research. Once a bond has been purchased, the managers continue to monitor developments that may affect the bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Consider these risks before investing: Investments in a single state carry risks of vulnerability to common economic forces and other factors affecting the state’s tax-exempt investments, which may result in greater losses and volatility. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Since the fund invests in tax-exempt bonds, which, to be treated as tax exempt under the Internal Revenue Code, may be issued only by limited types of issuers for limited types of projects, the fund’s investments may be focused in certain market segments. Consequently, the fund may be more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2011.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

Municipal bonds were frequently in the news during the past 12 months. How would you describe the investment environment?

Although the end result for shareholders was positive, the past year was one of the more volatile periods for municipal bonds in recent memory, beginning in November 2010, when a number of factors combined to create significant headwinds for the market.

First, the Federal Reserve announced it would purchase $600 billion in Treasury bonds over a period of several months in a second round of quantitative easing measures, known as “QE2,” designed in part to keep yields low and encourage investor risk taking. In theory, this move should have caused government bond yields to fall. But, in fact, the widely anticipated QE2 announcement had already been priced in, and investors responded by selling their positions in Treasuries. This sent yields higher and, in turn, pressured interest rates in the municipal bond market.

Second, as the end of 2010 approached, investor uncertainty grew over the possibility of pending tax-rate increases and the anticipated expiration of the Build America Bonds, or “BABs,” program, which for two years had played a key stabilizing role in the municipal bond market. This uncertainty, coupled with dire media coverage of state budget challenges and predictions of widespread defaults, led to a broad sell-off in municipal bonds as investors pulled money out of the asset class.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/11. See pages 4 and 11–14 for additional fund performance information. Index descriptions can be found on page 16.

As 2011 progressed, however, the municipal bond market gained back a good deal of what it had lost in the fourth quarter of 2010. Widespread defaults did not materialize and, through October, were in line with their historical average. States continued to face challenges in balancing their budgets, but by late in the period, all state legislatures that were slated to enact budgets had done so, including New York. Income tax receipts also generally began to improve slightly versus last year. As investors ultimately realized that municipal credit conditions were not nearly as bleak as some feared, they re-entered the municipal bond market.

Against this backdrop, tax-exempt bonds posted solid returns and outpaced the broad taxable bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index. Moreover, I am pleased to report that the fund outperformed the average return of its Lipper peer group.

In August, Standard & Poor’s [S&P] downgraded its credit rating for U.S. Treasuries and a number of municipal bonds. What impact did that have on the market?

On the heels of its August 5 downgrade of U.S. sovereign debt, S&P lowered its ratings from AAA to AA+ for more than 11,000 municipal securities, including taxable and tax-exempt securities. While this number does seem large, it covers less than 1% of the $3.7 trillion municipal bond market. These securities all had links to the federal government, and, according to S&P, the affected issues fall into four broad categories: municipal housing bonds backed by the federal government or invested in U.S. government securities; bonds of certain government-related entities in the housing and public power sectors; bonds backed by federal leases; and defeased bonds secured by U.S. Treasury and government agency securities held in escrow.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any accrued interest, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

The downgrade was not surprising given the interdependence of state and federal finances, and S&P had been suggesting such a move was imminent for some time. To date, state general obligation, or “G.O.,” bond ratings were unchanged; 13 states continue to hold AAA ratings from S&P. Nonetheless, we believe S&P’s downgrades underscore the importance of performing intensive fundamental research when investing in the municipal bond market. At Putnam, we independently research every bond we hold and assess the credit risk it represents before we add it to the portfolio.

What effect did recent policy debates have on the tax-exempt bond market?

It was an eventful period from a policy perspective. First, the popular BABs program expired. BABs are taxable municipal bonds that carried special tax credits and federal subsidies for the states and local governments that issued them, which resulted in substantial savings on borrowing costs. Despite some speculation that the program might be extended, it was allowed to expire on December 31, 2010.

The anticipated expiration of the BABs program caused a spike in municipal bond supply at the end of 2010. To lock in the federal subsidy BABs offered, many states accelerated issuance originally slated for the first quarter of 2011 into the fourth quarter of 2010. Because excess supply can lead to lower prices when demand fails to keep pace, some investors worried that the unusually high issuance at

Credit qualities are shown as a percentage of portfolio market value as of 11/30/11. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

the end of 2010 would continue in the tax-free market in 2011, undermining price stability. However, tax-free issuance year to date in 2011 has been even lower than expected, which has helped keep prices relatively stable.

More recently, the 12-member “super committee” — created through August’s debt ceiling legislation and tasked with reducing the deficit by at least $1.2 trillion — announced that it was unable to reach an agreement for a debt-reduction plan before its November 23, 2011 deadline. As a result, automatic, across-the-board cuts are slated to be implemented over the next 10 years, beginning in January 2013.

Overall, we believe that this sequestration of funding is not necessarily a negative for municipal bonds, particularly given the recommendations that the super committee might have made. Some speculation arose that the committee, in an effort to raise revenue, would have recommended limiting the amount of municipal-bond interest that top income earners could exclude from their taxable income. This could have had the dual effect of reducing the demand for municipal bonds and increasing the costs to municipal issuers. Although such a move does not appear imminent, it is likely that a more wide-ranging debate over taxes will continue into the upcoming election year.

We should also point out that the failure of the super committee to come to an agreement has left a number of other issues unresolved, including the future of the annual “alternative minimum tax [AMT] patch,” which sets the income threshold associated with the AMT, and the fate of the Bush-era tax cuts. We believe these issues and others will be debated in Congress in 2012, and we will be closely monitoring developments.

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time. The effective maturity dates of bonds with call features may change as a result of market conditions.

How did you position the portfolio during the fund’s fiscal year?

We continued to position the portfolio to benefit from improving fundamentals in the municipal bond market. While we felt that the budget challenges faced by many states, including New York, were significant, we were confident that conditions would improve as long as the broad economy did not stall.

Against this backdrop, we believed that essential service revenue bonds remained attractive, while we remained highly selective regarding the fund’s positioning in local G.O.s, which are securities issued at the city or county level. We believe that as the federal government looks to reduce transfer payments to the states — and as states, in turn, seek to close their deficits by reducing spending — these types of bonds are at risk for downgrades or other headline-driven price volatility. And unlike state general obligation bonds, local G.O.s rely more on property tax revenue than on income or sales taxes. With real estate prices still under pressure in many markets, property taxes have been slower to recover than other tax sources.

From a credit perspective, we held an overweight position in A- and Baa-rated securities versus the fund’s benchmark. In terms of sectors, we favored higher-education, utility, and health-care bonds, particularly those of hospitals and continuing-care retirement communities.

What is your outlook?

While technical factors in the market have been positive — specifically, lighter supply and stable demand — uncertainty remains. We believe that states will continue to face financial challenges as the nation’s economy struggles to find its footing. For the most part, however, we believe that the fiscal conditions of states and municipalities are showing signs of improvement. Tax receipts are beginning to improve, albeit slowly, and we believe defaults will remain relatively low. Our concerns remain focused on the economy and Congress’s plans to reduce the deficit. Higher federal income tax rates, a change in the tax status of municipal bonds, or significant cuts in state funding all would have consequences for the municipal bond market. But for investors with longer time horizons, we believe that our actively managed approach remains a prudent way to diversify holdings and generate tax-exempt income in the municipal bond market.

Thank you, Thalia, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul Drury and Susan McCormack.

IN THE NEWS

Across the country, evidence is emerging that state budgets are on the mend, with fewer states reporting budget shortfalls, according to a report from the National Conference of State Legislatures (NCSL). Since the start of fiscal year 2012 on October 1, 2011, only four states have reported a budget gap, compared with 15 states in 2010. In addition, the NCSL reports that the cumulative budget gap of all 50 states is $4.4 billion, down from $26.7 billion last year. The NCSL also found that the majority of states expect to meet or exceed their general fund revenue targets, although the combined projected revenue increase in the current fiscal year remains low, at 1.9%.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/11

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.90%	6.74%	6.12%	6.12%	6.03%	6.03%	6.50%	6.37%	6.93%

10 years	53.33	47.14	44.02	44.02	41.60	41.60	48.97	43.89	54.60
Annual average	4.37	3.94	3.72	3.72	3.54	3.54	4.07	3.71	4.45

5 years	21.58	16.74	17.64	15.69	16.82	16.82	19.67	15.79	22.54
Annual average	3.99	3.14	3.30	2.96	3.16	3.16	3.66	2.98	4.15

3 years	27.71	22.62	25.24	22.24	24.80	24.80	26.67	22.52	28.55
Annual average	8.49	7.03	7.79	6.92	7.66	7.66	8.20	7.00	8.73

1 year	5.55	1.37	4.75	–0.25	4.75	3.75	5.14	1.78	5.66

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 11/30/11

	Barclays Capital Municipal	Lipper New York Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	7.44%	6.77%

10 years	64.11	50.27
Annual average	5.08	4.15

5 years	26.14	17.71
Annual average	4.75	3.30

3 years	27.41	28.83
Annual average	8.41	8.77

1 year	6.53	5.28

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/11, there were 98, 84, 78, 69, and 3 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,402 and $14,160, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,389. A $10,000 investment in the fund’s class Y shares would have been valued at $15,460.

Fund price and distribution information For the 12-month period ended 11/30/11

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.353103		$0.300031	$0.287868	$0.329679		$0.371433

Capital gains [2]	—		—	—	—		—

Total	$0.353103		$0.300031	$0.287868	$0.329679		$0.371433

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

11/30/10	$8.44	$8.79	$8.43	$8.44	$8.45	$8.73	$8.45

11/30/11	8.54	8.90	8.52	8.54	8.54	8.83	8.54

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	4.15%	3.98%	3.53%	3.37%	3.87%	3.74%	4.37%

Taxable equivalent 4(a)	7.01	6.73	5.97	5.70	6.54	6.32	7.39

Taxable equivalent 4(b)	7.33	7.03	6.23	5.95	6.83	6.60	7.71

Current 30-day SEC yield [5]	N/A	3.13	2.63	2.48	N/A	2.89	3.48

Taxable equivalent 4(a)	N/A	5.29	4.44	4.19	N/A	4.88	5.88

Taxable equivalent 4(b)	N/A	5.53	4.64	4.38	N/A	5.10	6.14

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes (a) maximum 40.83% combined federal income tax and New York state 2011 personal income tax or (b) maximum 43.35% combined federal, New York state, and New York City 2011 personal income tax rates. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/11

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.94%	6.79%	6.17%	6.17%	6.07%	6.07%	6.54%	6.42%	6.97%

10 years	58.12	51.73	48.31	48.31	45.81	45.81	53.33	48.36	59.46
Annual average	4.69	4.26	4.02	4.02	3.84	3.84	4.37	4.02	4.78

5 years	24.18	19.18	20.17	18.17	19.17	19.17	22.23	18.25	25.21
Annual average	4.43	3.57	3.74	3.40	3.57	3.57	4.10	3.41	4.60

3 years	29.72	24.52	27.20	24.20	26.61	26.61	28.67	24.58	30.57
Annual average	9.06	7.58	8.35	7.49	8.18	8.18	8.77	7.60	9.30

1 year	9.75	5.38	8.93	3.93	8.77	7.77	9.31	5.68	9.82

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal year
ended 11/30/10*	0.75%	1.38%	1.53%	1.03%	0.53%

Annualized expense ratio for the six-month period
ended 11/30/11†	0.75%	1.38%	1.53%	1.03%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2011, to November 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.85	$7.06	$7.83	$5.27	$2.72

Ending value (after expenses)	$1,045.20	$1,042.00	$1,041.20	$1,042.60	$1,046.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2011, use the following calculation method. To find the value of your investment on June 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.80	$6.98	$7.74	$5.22	$2.69

Ending value (after expenses)	$1,021.31	$1,018.15	$1,017.40	$1,019.90	$1,022.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2011, Putnam employees had approximately $322,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam

Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper New York Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 98, 90 and 85 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam New York Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam New York Tax Exempt Income Fund (the fund), including the fund’s portfolio, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Income Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 12, 2012

The fund’s portfolio 11/30/11

Key to holding’s abbreviations
AGM Assured Guaranty Municipal Corporation	FRN Floating Rate Notes
AGO Assured Guaranty, Ltd.	G.O. Bonds General Obligation Bonds
AMBAC AMBAC Indemnity Corporation	NATL National Public Finance Guarantee Corp.
Cmnwlth. of PR Gtd. Commonwealth of	Radian Insd. Radian Group Insured
Puerto Rico Guaranteed	SGI Syncora Guarantee, Inc.
COP Certificates of Participation	U.S. Govt. Coll. U.S. Government Collateralized
FGIC Financial Guaranty Insurance Company	VRDN Variable Rate Demand Notes
FHA Insd. Federal Housing Administration Insured

MUNICIPAL BONDS AND NOTES (98.5%)*	Rating**	Principal amount	Value

Guam (0.8%)
Territory of GU, Rev. Bonds (Section 30), Ser. A,
Guam Govt., 5 5/8s, 12/1/29	BBB–	$3,850,000	$3,918,068

Territory of GU, Bus. Privilege Tax Rev. Bonds,
Ser. A, 5s, 1/1/31	A	1,000,000	1,031,920

Territory of GU, Dept. of Ed. COP (John F.
Kennedy High School), Ser. A, 6 7/8s, 12/1/40	B	500,000	502,820

Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5 5/8s, 7/1/40	Ba2	2,100,000	1,976,520

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5 1/2s, 10/1/40	BBB	1,300,000	1,235,130

			8,664,458
New York (88.0%)
Albany, Cap. Resource Corp. Rev. Bonds
(St. Peter’s Hosp.), 6 1/4s, 11/15/38	BBB+	4,110,000	4,301,690

Albany, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Charitable Leadership), Ser. A, 6s, 7/1/19	D/P	3,000,000	1,719,960
(Albany College of Pharmacy), Ser. A,
5 5/8s, 12/1/34	BBB–	700,000	704,291
(St. Peters Hosp.), Ser. E, 5 1/2s, 11/15/27	BBB+	1,000,000	1,014,120
(St. Peter’s Hosp.), Ser. D, 5 3/8s, 11/15/32	BBB+	4,205,000	4,129,688
(Albany College of Pharmacy), Ser. A,
5 3/8s, 12/1/24	BBB–	1,800,000	1,819,008
(St. Peters Hosp.), Ser. A, 5 1/4s, 11/15/32	BBB+	2,100,000	2,030,049
(St. Peters Hosp.), Ser. E, 5 1/4s, 11/15/32	BBB+	1,000,000	966,690
(St. Peters Hosp.), Ser. A, 5 1/4s, 11/15/27	BBB+	3,000,000	3,004,440
(Albany Law School), Ser. A, 5s, 7/1/31	BBB	3,000,000	3,010,020

Brooklyn Arena Local Dev. Corp. Rev. Bonds
(Barclays Ctr.), 6 3/8s, 7/15/43	Baa3	2,000,000	2,097,140

Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepherd Village),
Ser. A, 6 7/8s, 7/1/40	B/P	715,000	700,507

Canton, Cap. Resource Corp., Student Hsg. Fac.
Rev. Bonds (Grasse River — SUNY Canton), Ser. A,
AGM, 5s, 5/1/40	Aa3	1,000,000	1,008,830

Chautauqua Cnty., Indl. Dev. Agcy. Rev. Bonds
(Dunkirk Pwr.), 5 7/8s, 4/1/42	BB+	4,000,000	3,968,800

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

New York cont.
Chemung Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Arnot Ogden Med. Ctr.)
5s, 11/1/34	A–	$1,300,000	$1,285,960
Ser. A, 5s, 11/1/29	A–	3,250,000	3,252,178

Dutchess Cnty., Local Dev. Corp. Rev. Bonds
(Anderson Ctr. Svcs., Inc.), 6s, 10/1/30	BB+	3,815,000	3,718,137

Erie Cnty., Indl. Dev. Agcy. School Fac. Rev.
Bonds (City School Dist. Buffalo), Ser. A, AGM
5 3/4s, 5/1/28	AA+	5,000,000	5,661,850
5 3/4s, 5/1/25	AA+	10,330,000	11,850,783

Essex Cnty., Indl. Dev. Agcy. Rev. Bonds (Intl.
Paper Co.), Ser. A, 6.15s, 4/1/21	BBB	1,065,000	1,065,788

Geneva, Indl. Dev. Agcy. Rev. Bonds (Hobart &
William Smith), Ser. A, 5 3/8s, 2/1/33	A	4,500,000	4,651,020

Hempstead Town, Local Dev. Corp. Rev. Bonds
(Molloy College), 5 3/4s, 7/1/39	BBB+	2,500,000	2,588,225
(Adelphi U.), Ser. B, 5 1/4s, 2/1/39	A	1,500,000	1,527,645
(Adelphi U.), Ser. B, 5s, 2/1/34	A	3,000,000	3,032,160

Hempstead, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Adelphi U.), 5s, 10/1/35	A	1,500,000	1,514,955

Hudson Yards, Infrastructure Corp. Rev. Bonds,
Ser. A
5 3/4s, 2/15/47	A2	3,000,000	3,170,790
AMBAC, 5s, 2/15/47	A2	2,500,000	2,431,250

Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
(Gurwin Jewish Sr. Residence), Ser. A, 6s, 5/1/29	B+/P	1,250,000	1,206,775

Liberty, Dev. Corp. Rev. Bonds (Goldman Sachs
Headquarters), 5 1/2s, 10/1/37	A1	4,010,000	4,042,842

Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds
Ser. A, 6s, 5/1/33	A3	3,500,000	3,920,875
Ser. A, 5 1/8s, 9/1/29	A3	5,000,000	5,007,300
Ser. C, 5s, 9/1/35	A3	2,380,000	2,435,216
Ser. A, AMBAC, 5s, 9/1/29	A3	7,500,000	7,666,875
AGM, zero %, 6/1/28	Aa3	2,510,000	1,369,105

Madison Cnty., Indl. Dev. Agcy. Rev. Bonds
(Colgate U.), Ser. A, 5s, 7/1/23	Aa3	5,090,000	5,255,374

Metro. Trans. Auth. Rev. Bonds, Ser. A
5s, 11/15/37	A2	15,000,000	15,316,350
FGIC, NATL, 5s, 11/15/26	A2	5,000,000	5,286,500
5s, 11/15/22	A2	6,000,000	6,637,560

Metro. Trans. Auth. Dedicated Tax Rev. Bonds
Ser. A, 5 1/2s, 11/15/39	AA	9,000,000	9,608,850
Ser. A, AGM, 5 1/4s, 11/15/24	AA	3,000,000	3,109,680
Ser. B, NATL, 5s, 11/15/25	AA	2,600,000	2,863,614
Ser. B, NATL, 5s, 11/15/24	AA	3,000,000	3,326,130

Metro. Trans. Auth. Svc. Contract Rev. Bonds
(Trans. Fac.), Ser. O
5 3/4s, 7/1/13 (Escrowed to maturity)	AA+	2,325,000	2,413,443
5 1/2s, 7/1/17 (Escrowed to maturity)	AA+	24,345,000	28,949,613

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

New York cont.
Monroe Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Highland Hosp. Rochester), 5s, 8/1/25	A2	$495,000	$502,895

Nassau Cnty., G.O. Bonds, Ser. A, FGIC, NATL,
6s, 7/1/13	A1	1,000,000	1,074,360

Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(Inst. of Tech.), Ser. A, 4 3/4s, 3/1/26	BBB+	1,710,000	1,716,823

Nassau Cnty., Tobacco Settlement Corp. Rev.
Bonds, Ser. A-2, 5 1/4s, 6/1/26	BBB	6,640,000	5,845,723

Niagara Cnty., Indl. Dev. Agcy. Mandatory Put
Bonds (1/3/12), Ser. D, 5.55s, 11/15/24	Baa2	3,000,000	3,033,540

Niagara Falls, City School Dist. COP (High School
Fac.), AGM
5s, 6/15/28	AA+	1,490,000	1,534,596
5s, 6/15/23	AA+	3,965,000	4,158,056

NY City, G.O. Bonds
Ser. C, AGM, 5s, 1/1/23	Aa2	10,000,000	11,098,300
Ser. N, 5s, 8/1/20	Aa2	1,000,000	1,112,700
Ser. M, 5s, 4/1/20	Aa2	6,775,000	7,470,928
Ser. I-1, 5s, 4/1/19	Aa2	1,215,000	1,374,323

NY City, City Muni. Fin. Auth. Rev. Bonds (Wtr. &
Swr. Syst.), Ser. A, 4 3/4s, 6/15/30	AAA	5,815,000	6,082,141

NY City, City Transitional Fin. Auth. Rev. Bonds
(Bldg. Aid Fiscal 2008), Ser. S-1, 5s, 1/15/29	Aa3	5,000,000	5,271,250
Ser. E, 5s, 2/1/28	Aaa	8,885,000	9,136,179
(Bldg. Aid Fiscal 2008), Ser. S-1, 5s, 1/15/25	Aa3	3,000,000	3,255,870

NY City, City Transitional Fin. Auth. VRDN
(NYC Recovery), Ser. 3, 0.07s, 11/1/22	VMIG1	11,290,000	11,290,000
(New York City Recovery), Ser. 1-1C,
0.11s, 11/1/22	VMIG1	2,000,000	2,000,000
(NYC Recovery), Ser. 3, 0.07s, 11/1/22	VMIG1	7,100,000	7,100,000

NY City, Cultural Resource Rev. Bonds (Museum
of Modern Art), Ser. 1A, 5s, 4/1/31	Aa2	3,500,000	3,737,125

NY City, Cultural Resource VRDN (Lincoln Ctr.),
Ser. A-1, 0.13s, 12/1/35	VMIG1	5,000,000	5,000,000

NY City, Hsg. Dev. Corp. Rev. Bonds
(Multi-Fam. Hsg.)
Ser. A-1-A, 5.45s, 11/1/46	Aa2	2,670,000	2,608,724
Ser. H-2-A, 5.35s, 5/1/41	Aa2	1,200,000	1,173,840
Ser. H-2-A, 5.2s, 11/1/35	Aa2	1,675,000	1,636,827

NY City, Indl. Dev. Agcy. Rev. Bonds
(Visy Paper, Inc.), 7.95s, 1/1/28	B–/P	2,600,000	2,610,686
(Yankee Stadium — Pilot), AGO, 7s, 3/1/49	Aa3	1,000,000	1,129,190
(Liberty-7 World Trade Ctr.), Ser. A,
6 1/4s, 3/1/15	BB/P	8,050,000	8,080,510
(Brooklyn Navy Yard Cogen. Partners),
6.2s, 10/1/22	Ba3	2,000,000	1,788,880
(Brooklyn Navy Yard Cogen. Partners),
5.65s, 10/1/28	Ba3	2,190,000	1,772,017
(Queens Baseball Stadium — Pilot), AMBAC,
5s, 1/1/24	Ba1	3,500,000	3,425,415

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

New York cont.
NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Staten Island U. Hosp.), Ser. A, U.S. Govt.
Coll., 6 3/8s, 7/1/31 (Prerefunded 7/1/12)	Baa3	$3,195,000	$3,305,867
(Staten Island U. Hosp.), Ser. B, U.S. Govt.
Coll., 6 3/8s, 7/1/31 (Prerefunded 7/1/12)	Baa3	945,000	977,792
(United Jewish Appeal), Ser. A, 5 1/4s, 7/1/23	Aa1	2,545,000	2,679,860
(St. Francis College), 5s, 10/1/34	A–	1,000,000	1,005,410
(Horace Mann School), NATL, 5s, 7/1/28	Baa1	7,000,000	7,001,190

NY City, Indl. Dev. Agcy. Civic Fac. VRDN (CASA),
0.15s, 3/1/20	A-1+	1,155,000	1,155,000

NY City, Indl. Dev. Agcy. Special Arpt. Fac.
Rev. Bonds
(Airis JFK I LLC), Ser. A, 6s, 7/1/27	BBB–	8,190,000	7,700,648
(Airis JFK I, LLC), Ser. A, 5 1/2s, 7/1/28	BBB–	3,700,000	3,269,579

NY City, Indl. Dev. Agcy. Special Fac. FRN
(Terminal One Group Assn.), 5 1/2s, 1/1/17	A3	4,500,000	4,892,130

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	BB–	2,050,000	1,654,576

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
Ser. EE, 5 1/4s, 6/15/40	AA+	10,000,000	10,751,700
(Second Generation Resolution), Ser. GG-1,
5 1/4s, 6/15/32	AA+	6,000,000	6,552,540
Ser. GG, 5s, 6/15/43	AA+	5,000,000	5,215,550
Ser. D, 5s, 6/15/37	AAA	6,000,000	6,243,600
Ser. B, AMBAC, 5s, 6/15/28	AAA	5,000,000	5,392,650

NY City, Transitional Fin. Auth. Rev. Bonds
(Future Tax), Ser. D-1, 5s, 11/1/32	AAA	5,000,000	5,392,700

NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds
Ser. S-1, FGIC, NATL, 5s, 7/15/31	Aa3	10,500,000	10,946,040
Ser. S-5, 5s, 1/15/30	Aa3	3,375,000	3,575,543

NY City, Trust for Cultural Resources Rev. Bonds
(Whitney Museum of American Art), 5s, 7/1/31	A	2,000,000	2,072,240

NY Cntys., Tobacco Trust II Rev. Bonds
(Tobacco Settlement), 5 3/4s, 6/1/43	Baa2	7,000,000	5,222,840

NY Cntys., Tobacco Trust III Rev. Bonds
(Tobacco Settlement), 6s, 6/1/43	A3	1,300,000	1,126,762

NY Cntys., Tobacco Trust IV Rev. Bonds, Ser. A,
5s, 6/1/38	BBB	7,250,000	5,222,103

NY Liberty Dev. Corp. Rev. Bonds (Bank of America
Tower), Ser. CL1, 5 5/8s, 1/15/46	AA	2,000,000	2,077,000

NY State Rev. Bonds (Homeowner Mtge.), Ser. 156,
5.2s, 10/1/28	Aa1	5,500,000	5,674,735

NY State Dorm. Auth. Rev. Bonds
(State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13	Aa3	5,875,000	6,421,199
(NYU Hosp. Ctr.), Ser. A, 6s, 7/1/40	Baa1	1,500,000	1,576,785
(State U. Edl. Fac.), Ser. A, AGM, 5 7/8s, 5/15/17	Aa3	8,950,000	10,486,178
(Brooklyn Law School), 5 3/4s, 7/1/33	Baa1	1,000,000	1,057,730
(Winthrop Nassau U.), 5 3/4s, 7/1/28	Baa1	3,250,000	3,290,203
(Schools PG — Issue 2), Ser. E, AMBAC,
5 3/4s, 7/1/19	A/P	1,220,000	1,224,660
(City U.), Ser. A, 5 3/4s, 7/1/18	Aa3	25,000,000	28,805,750

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Rev. Bonds
(City U.), Ser. A, 5 5/8s, 7/1/16	Aa3	$10,000,000	$11,301,500
(Skidmore College), Ser. A, 5 1/2s, 7/1/41	A1	3,000,000	3,214,260
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40	Aa3	8,500,000	10,301,320
(North Shore Long Island Jewish Group),
Ser. A, 5 1/2s, 5/1/37	A3	11,500,000	12,069,250
(Fordham U.), Ser. A, 5 1/2s, 7/1/36	A2	1,800,000	1,927,116
(North Shore Long Island Jewish Group), Ser. E,
5 1/2s, 5/1/33	A3	2,000,000	2,116,940
(Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32	Baa1	1,600,000	1,609,488
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/31	Aa3	3,500,000	4,192,475
(Winthrop Nassau U.), 5 1/2s, 7/1/23	Baa1	2,750,000	2,781,625
(St. Joseph College), 5 1/4s, 7/1/35	Baa1	2,000,000	2,052,660
(Manhattan Marymount), 5 1/4s, 7/1/29	Baa2	2,000,000	2,026,080
(Rochester Inst. of Tech.), Ser. A, AMBAC,
5 1/4s, 7/1/19	A1	4,300,000	5,017,455
(Highland Hosp. Rochester), 5.2s, 7/1/32	A2	1,000,000	1,010,290
(Mount Sinai School of Medicine), 5 1/8s, 7/1/39	A3	15,000,000	15,248,700
(Siena College), 5 1/8s, 7/1/39	A3	6,000,000	6,187,680
(School Dist. Fin. Program), Ser. C, AGO,
5 1/8s, 10/1/36	Aa3	3,380,000	3,549,608
(St. Francis College), 5s, 10/1/40	A–	3,000,000	2,986,170
(Yeshiva U.), 5s, 9/1/38	AA–	2,500,000	2,523,775
(Mental Hlth.), Ser. E, NATL, 5s, 2/15/35	Aa3	2,510,000	2,588,237
(L I Jewish), Ser. A, 5s, 11/1/34	A3	1,800,000	1,827,270
(Memorial Sloan-Kettering Ctr.), Ser. 1,
5s, 7/1/34	Aa2	13,500,000	13,670,505
(Rochester U.), Ser. A, 5s, 7/1/34	Aa3	6,000,000	6,098,100
(St. Francis College), 5s, 10/1/32	A–	2,360,000	2,457,208
(School Dist. Fin. Program), Ser. C, AGO,
5s, 10/1/31	Aa3	2,000,000	2,097,460
(Yeshiva U.), AMBAC, 5s, 7/1/30	A2	190,000	190,163
(Mental Hlth. Svcs. Fac. Impt.), Ser. B, AMBAC,
5s, 2/15/30	AA–	9,665,000	10,048,604
(Montefiore Hosp.), FGIC, FHA Insd., NATL,
5s, 8/1/29	BBB	9,510,000	9,777,421
(NYU), Ser. A, FGIC, NATL, 5s, 7/1/29	Aa3	6,705,000	6,898,573
(Yeshiva U.), AMBAC, 5s, 7/1/26	A2	170,000	170,337
Ser. A, NATL, 5s, 10/1/25	Aa3	750,000	800,513
(Columbia U.), Ser. B, 5s, 7/1/24	Aaa	2,000,000	2,047,960
(Columbia U.), Ser. B, 5s, 7/1/23	Aaa	2,000,000	2,049,720
(Columbia U.), Ser. B, 5s, 7/1/22	Aaa	3,000,000	3,077,550
(Cornell U.), Ser. A, 5s, 7/1/22	Aa1	6,395,000	7,078,689
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/20	Baa1	4,000,000	4,227,120

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds
(Orange Regl. Med. Ctr.), 6 1/4s, 12/1/37	Ba1	11,000,000	10,971,840
(NYU Hosp. Ctr.), Ser. B, 5 1/4s, 7/1/24	Baa1	3,725,000	3,891,061
(Memorial Sloan-Kettering Ctr.), Ser. A1,
5s, 7/1/36	Aa2	5,690,000	5,915,779
(NY U.), Ser. A, AMBAC, 5s, 7/1/32	Aa3	3,000,000	3,197,790

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds
(U. of Rochester), Ser. A-1, 5s, 7/1/32	Aa3	$8,000,000	$8,278,320
(The New School), 5s, 7/1/31	A3	5,000,000	5,168,950
(NYU), Ser. B, 5s, 7/1/29	Aa3	6,530,000	6,950,532
(U. of Rochester), Ser. A-1, 5s, 7/1/27	Aa3	1,900,000	1,997,964
(Columbia U.), Ser. C, 5s, 7/1/26	Aaa	6,980,000	7,725,255
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/26	Baa1	1,000,000	1,017,960
(St. Johns U.), Ser. A, NATL, 5s, 7/1/23	A3	3,935,000	4,196,481
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/22	Baa1	1,000,000	1,049,990

NY State Dorm. Auth. Personal Income Tax
Rev. Bonds
(Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	5,000,000	5,537,450
Ser. A, 5s, 3/15/28	AAA	10,000,000	10,868,800
Ser. A, 5s, 3/15/28	AAA	3,325,000	3,578,498

NY State Dorm. Auth. State Supported Debt
Rev. Bonds
(2007-2 Mental), Ser. D, AGM, 5 1/4s, 8/15/30	Aa3	520,000	520,941
(City U.), Ser. B, 5s, 7/1/26	AA–	5,000,000	5,373,000
(State U. Dorm Fac.), Ser. E, 5s, 7/1/23	Aa2	3,000,000	3,312,090

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A3	12,400,000	12,426,164

NY State Env. Fac. Corp. Rev. Bonds
(Clean Wtr. and Drinking), Ser. A, 5s, 6/15/34	Aa1	10,000,000	10,671,200
(State Clean Wtr. & Drinking Revolving Fund),
Ser. A, 5s, 6/15/29	Aaa	2,500,000	2,720,175
(State Clean Wtr. & Drinking Revolving Fund),
Ser. C, 5s, 10/15/26	Aaa	5,000,000	5,451,400
(United Wtr. New Rochelle), Ser. A,
4 7/8s, 9/1/40	A–	5,000,000	4,809,050

NY State Env. Fac. Corp. Poll. Control Rev. Bonds
(State Wtr. Revolving Fund), Ser. A,
7 1/2s, 6/15/12	Aaa	10,000	10,052

NY State Env. Fac. Corp. State Clean Wtr. &
Drinking Rev. Bonds
Ser. C, 5s, 10/15/35	Aaa	5,000,000	5,218,650
(NYC Muni. Wtr. Fin.), 5s, 6/15/29	Aaa	13,590,000	14,345,332

NY State Hsg. Fin. Agcy. Rev. Bonds
(Affordable Hsg.)
Ser. A, 5s, 11/1/42	Aa2	4,660,000	4,645,973
Ser. B, 4.85s, 11/1/41	Aa2	2,600,000	2,622,412

NY State Liberty Dev. Corp. Rev. Bonds
(4 World Trade Ctr.), 5s, 11/15/31	A+	2,500,000	2,587,100

NY State Pwr. Auth. Rev. Bonds, Ser. A,
5s, 11/15/38	Aa2	2,000,000	2,145,740

NY State Thruway Auth. Rev. Bonds
Ser. F, AMBAC, 5s, 1/1/30	A1	11,740,000	12,346,371
(Second Generation Hwy. & Bridge Trust Fund),
Ser. B, 5s, 4/1/28	AA	3,000,000	3,227,460
Ser. H, FGIC, NATL, 5s, 1/1/28	A1	1,235,000	1,336,925

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Thruway Auth. Rev. Bonds
Ser. B, 5s, 4/1/27	AA	$4,000,000	$4,330,840
(Second Generation Hwy. & Bridge Trust Fund),
Ser. A, 5s, 4/1/25	AA	4,000,000	4,341,440
(Gen. Hwy. & Bridge Trust Fund), Ser. A, NATL,
5s, 4/1/22	Aa2	2,000,000	2,137,780

NY State Urban Dev. Corp. Rev. Bonds
Ser. D, 5 5/8s, 1/1/28	AA–	9,500,000	10,485,530
(Clarkson Ctr.), 5 1/2s, 1/1/20	Aa3	1,685,000	1,960,059
(Clarkson Ctr.), 5 1/2s, 1/1/15	Aa3	2,740,000	2,913,031
(Syracuse U.), 5 1/2s, 1/1/15	Aa3	1,645,000	1,765,842
Ser. B-1, 5s, 3/15/36	AAA	9,000,000	9,487,350
Ser. A-1, FGIC, NATL, 5s, 3/15/29	AAA	6,565,000	6,798,845
Ser. A-1, 5s, 12/15/28	AAA	5,000,000	5,421,500
Ser. B, 5s, 1/1/27	AA–	7,000,000	7,454,930

Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds
(St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB+/P	1,000,000	967,150

Onodaga Cnty., Trust For Cultural Resources Rev.
Bonds (Syracuse U.), 5s, 12/1/36	Aa3	2,000,000	2,129,440

Onondaga Civic Dev. Corp. Rev. Bonds (Le Moyne
College), 5 3/8s, 7/1/40	Baa2	3,900,000	3,943,875

Orange Cnty., Indl. Dev. Agcy. Rev. Bonds (Arden
Hill Care Ctr. Newburgh), Ser. C
7s, 8/1/31	B/P	3,200,000	2,736,672
7s, 8/1/21	B/P	2,300,000	2,135,320

Port Auth. NY & NJ Rev. Bonds
Ser. 124, 5s, 8/1/31	Aa2	1,000,000	1,000,390
FGIC, NATL, 4 3/4s, 10/15/28	Aa2	7,000,000	7,155,750

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BB+/P	3,100,000	2,979,720
(JFK Intl. Air Term.), 6s, 12/1/42	Baa3	3,500,000	3,665,725

Rensselaer, City School Dist. COP, SGI
5s, 6/1/21	A–/P	2,010,000	2,028,472
5s, 6/1/20	A–/P	1,150,000	1,167,998
5s, 6/1/19	A–/P	1,345,000	1,380,844
5s, 6/1/18	A–/P	1,180,000	1,223,625

Riverhead, Indl. Dev. Agcy. Civic Fac. VRDN
(Central Suffolk Hosp.), Ser. C, 0.14s, 7/1/17	VMIG1	1,415,000	1,415,000

Sales Tax Asset Receivable Corp. Rev. Bonds,
Ser. A, NATL
5s, 10/15/26	AAA	7,000,000	7,554,610
5s, 10/15/25	AAA	16,425,000	17,879,105

Saratoga Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds
(Saratoga Hosp.), Ser. B, 5 1/4s, 12/1/32	BBB+	1,500,000	1,513,020
(The Saratoga Hosp.), Ser. A, Radian Insd.,
5 1/8s, 12/1/33	BBB+	3,090,000	3,087,961
(Saratoga Hosp.), Ser. B, 5 1/8s, 12/1/27	BBB+	1,000,000	1,021,960

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

New York cont.
Seneca Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (NY Chiropractic College), 5s, 10/1/27	BBB	$1,995,000	$2,024,027

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
Mandatory Put Bonds (10/1/13) (Seneca
Meadows, Inc.), 6 5/8s, 10/1/35	BB–	2,000,000	2,010,660

Suffolk Cnty., Econ. Dev. Corp. Rev. Bonds
(Peconic Landing Southold), 6s, 12/1/40	BBB–/F	1,225,000	1,255,748

Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
(Nissequogue Cogen. Partners Fac.),
5 1/2s, 1/1/23	BB+/P	2,000,000	1,946,620

Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Southampton Hosp. Assn.), Ser. B, 7 5/8s, 1/1/30	B–/P	450,000	450,131
(Southampton Hosp. Assn.), Ser. A, 7 1/4s, 1/1/30	B–/P	2,050,000	2,050,041
(Huntington Hosp.), Ser. B, U.S. Govt. Coll.,
5 7/8s, 11/1/32 (Prerefunded 11/1/12)	A–	2,700,000	2,837,295
(Inst. of Tech.), 5s, 3/1/26	BBB+	3,300,000	3,330,162

Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds (Jefferson’s Ferry)
5s, 11/1/15	BBB–	975,000	1,041,515
4 5/8s, 11/1/16	BBB–	1,000,000	1,053,040

Suffolk, Tobacco Asset Securitization Corp. Rev.
Bonds, Ser. B, 5 3/8s, 6/1/28	BBB–/F	6,605,000	5,525,016

Syracuse, Indl. Dev. Agcy. Rev. Bonds (1st Mtge. —
Jewish Home), Ser. A
7 3/8s, 3/1/31	B+/P	2,800,000	2,520,616
7 3/8s, 3/1/21	B+/P	800,000	770,656

Syracuse, Indl. Dev. Agcy. Civic Fac. VRDN
(Syracuse U. )
Ser. A-2, 0.07s, 12/1/37	VMIG1	11,760,000	11,760,000
Ser. A-1, 0.07s, 7/1/37	VMIG1	6,540,000	6,540,000

Tobacco Settlement Rev. Bonds, Ser. 1, 5s, 6/1/34	BBB	3,500,000	2,664,340

Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. A-1, 5 1/2s, 6/1/18	Aa3	265,000	271,341
(Asset Backed Bonds), Ser. A-1, 5 1/2s, 6/1/18
(Prerefunded 6/1/12)	AAA/P	735,000	753,654

Tompkins Cnty., Dev. Corp. Rev. Bonds
(Ithaca College), AGM, 5 3/8s, 7/1/41	Aa3	1,000,000	1,057,680

Triborough, Bridge & Tunnel Auth. Rev. Bonds
Ser. C, 5s, 11/15/29	Aa2	5,000,000	5,417,050
AMBAC, 5s, 11/15/28	Aa3	13,000,000	13,549,900
Ser. A, 5s, 11/15/23	Aa2	1,000,000	1,102,370

Troy, Cap. Res. Corp. Rev. Bonds
(Rensselaer Polytechnic), Ser. A, 5 1/8s, 9/1/40	A3	7,500,000	7,533,525

Westchester Cnty., Hlth. Care Corp. Rev. Bonds,
Ser. C-2, 6 1/8s, 11/1/37	A3	3,385,000	3,571,175

Westchester Cnty., Indl Dev. Agcy. Civic Fac.
Rev. Bonds (Guiding Eyes for the Blind),
5 3/8s, 8/1/24	BBB+	965,000	978,201

Westchester, Tobacco Asset Securitization Corp.
Rev. Bonds, 5 1/8s, 6/1/38	BBB	5,060,000	3,726,690

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

New York cont.
Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. John’s Riverside Hosp.), Ser. A,
7 1/8s, 7/1/31	B	$2,000,000	$2,000,240
(Sarah Lawrence College), Ser. A, 6s, 6/1/41	BBB	2,500,000	2,603,875

			1,014,401,413
Puerto Rico (9.0%)
Children’s Trust Fund Tobacco Settlement Rev.
Bonds, 5 1/2s, 5/15/39	BBB	3,750,000	3,163,613

Cmnwlth. of PR, G.O. Bonds
Ser. C, 6 1/2s, 7/1/40	Baa1	4,750,000	5,184,578
Ser. A, 5 1/4s, 7/1/34	Baa1	1,000,000	961,610

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A
6s, 7/1/44	Baa2	13,500,000	13,882,455
6s, 7/1/38	Baa2	3,750,000	3,896,025

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds,
Ser. XX, 5 1/4s, 7/1/40	A3	3,000,000	3,014,250

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
Ser. AA, NATL, 5 1/2s, 7/1/20 (Escrowed
to maturity)	A3	635,000	806,977
Ser. AA, NATL, 5 1/2s, 7/1/20	A3	365,000	398,576
Ser. AA, NATL, 5 1/2s, 7/1/19 (Escrowed
to maturity)	A3	2,460,000	3,107,546
Ser. AA, NATL, 5 1/2s, 7/1/19	A3	540,000	591,710
Ser. AA-2, 5.3s, 7/1/35	A3	1,750,000	1,740,603
Ser. AA, 5s, 7/1/35	BBB+	2,105,000	2,050,880
Ser. K, 5s, 7/1/21	Baa1	2,000,000	2,041,860
Ser. K, 5s, 7/1/17	Baa1	3,000,000	3,165,270

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	6,250,000	6,224,063

Cmnwlth. of PR, Infrastructure Fin. Auth. Special
Tax Bonds, Ser. C, AMBAC, 5 1/2s, 7/1/25	Baa1	2,225,000	2,326,883

Cmnwlth. of PR, Infrastructure Fin. Auth. Special
Tax Rev. Bonds, Ser. C, AMBAC, 5 1/2s, 7/1/23	Baa1	3,000,000	3,203,940

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. M, Cmnwlth. of PR Gtd.,
6 1/4s, 7/1/23	Baa1	3,425,000	3,907,720
(Govt. Fac.), Ser. P, Cmnwlth. of PR Gtd.,
6 1/8s, 7/1/23	Baa1	6,500,000	7,299,695
Ser. Q, Cmnwlth. of PR Gtd., 5 5/8s, 7/1/39	Baa1	4,000,000	4,030,440
(Govt. Fac.), Ser. N, Cmnwlth. of PR Gtd.,
5 1/2s, 7/1/20	Baa1	2,250,000	2,381,310

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 6s, 8/1/42	A1	8,000,000	8,619,040
Ser. C, 5 1/4s, 8/1/41	A1	4,500,000	4,552,740
Ser. A, AMBAC, zero %, 8/1/47	Aa2	20,000,000	2,058,400
Ser. A, NATL, zero %, 8/1/43	Aa2	8,000,000	1,078,960
Ser. A, zero %, 8/1/31	A1	8,500,000	2,599,130
Ser. A, zero %, 8/1/30	A1	8,500,000	2,857,275

U. of PR Rev. Bonds, Ser. P, 5s, 6/1/24	Baa2	8,000,000	8,044,640

			103,190,189

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Virgin Islands (0.7%)
VI Pub. Fin. Auth. Rev. Bonds
Ser. A, 6s, 10/1/39	Baa3	$3,000,000	$3,084,450
Ser. A-1, 5s, 10/1/39	Baa2	3,325,000	3,067,080
Ser. A, 5s, 10/1/25	Baa2	2,000,000	2,026,913

			8,178,443

TOTAL INVESTMENTS

Total investments (cost $1,087,471,886)			$1,134,434,503

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2010 through November 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $1,151,614,844.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

The rates shown on Mandatory Put Bonds and FRN are the current interest rates at the close of the reporting period.

VRDN are floating-rate securities with a long-term maturity, that carry a coupon that resets every one or seven days. The rates shown are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Education	16.3%
Utilities	14.0
State government	13.5
Health care	12.3
Land	11.0

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$1,134,434,503	$—

Totals by level	$—	$1,134,434,503	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/11

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,087,471,886)	$1,134,434,503

Cash	1,463,170

Interest and other receivables	17,459,633

Receivable for shares of the fund sold	2,831,417

Total assets	1,156,188,723

LIABILITIES

Distributions payable to shareholders	1,087,554

Payable for investments purchased	1,022,898

Payable for shares of the fund repurchased	1,148,464

Payable for compensation of Manager (Note 2)	420,763

Payable for investor servicing fees (Note 2)	49,195

Payable for custodian fees (Note 2)	4,877

Payable for Trustee compensation and expenses (Note 2)	273,828

Payable for administrative services (Note 2)	6,281

Payable for distribution fees (Note 2)	440,066

Other accrued expenses	119,953

Total liabilities	4,573,879

Net assets	$1,151,614,844

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$1,115,493,945

Undistributed net investment income (Note 1)	1,315,516

Accumulated net realized loss on investments (Note 1)	(12,157,234)

Net unrealized appreciation of investments	46,962,617

Total — Representing net assets applicable to capital shares outstanding	$1,151,614,844

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,081,991,932 divided by 126,705,024 shares)	$8.54

Offering price per class A share (100/96.00 of $8.54)*	$8.90

Net asset value and offering price per class B share ($12,561,251 divided by 1,473,735 shares)**	$8.52

Net asset value and offering price per class C share ($47,181,863 divided by 5,527,326 shares)**	$8.54

Net asset value and redemption price per class M share ($1,435,433 divided by 167,987 shares)	$8.54

Offering price per class M share (100/96.75 of $8.54)†	$8.83

Net asset value, offering price and redemption price per class Y share
($8,444,365 divided by 988,710 shares)	$8.54

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 11/30/11

INTEREST INCOME	$55,936,867

EXPENSES

Compensation of Manager (Note 2)	4,936,914

Investor servicing fees (Note 2)	603,064

Custodian fees (Note 2)	13,579

Trustee compensation and expenses (Note 2)	100,639

Administrative services (Note 2)	34,067

Distribution fees — Class A (Note 2)	2,293,259

Distribution fees — Class B (Note 2)	110,189

Distribution fees — Class C (Note 2)	452,499

Distribution fees — Class M (Note 2)	7,319

Other	272,784

Total expenses	8,824,313

Expense reduction (Note 2)	(4,044)

Net expenses	8,820,269

Net investment income	47,116,598

Net realized gain on investments (Notes 1 and 3)	136,762

Net unrealized appreciation of investments during the year	10,227,938

Net gain on investments	10,364,700

Net increase in net assets resulting from operations	$57,481,298

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 11/30/11	Year ended 11/30/10

Operations:
Net investment income	$47,116,598	$47,946,153

Net realized gain on investments	136,762	1,032,576

Net unrealized appreciation of investments	10,227,938	8,804,895

Net increase in net assets resulting from operations	57,481,298	57,783,624

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(38,950)	(5,725)

Class B	(549)	(103)

Class C	(1,675)	(165)

Class M	(59)	(10)

Class Y	(196)	(18)

From tax-exempt net investment income
Class A	(44,464,950)	(45,389,333)

Class B	(467,647)	(680,820)

Class C	(1,561,356)	(1,459,023)

Class M	(57,835)	(69,738)

Class Y	(310,464)	(191,865)

Increase in capital from settlement payments (Note 5)	1,115	—

Redemption fees (Note 1)	—	2,432

Increase (decrease) from capital share transactions (Note 4)	(35,092,175)	50,221,166

Total increase (decrease) in net assets	(24,513,443)	60,210,422

NET ASSETS

Beginning of year	1,176,128,287	1,115,917,865

End of year (including undistributed net investment income of
$1,315,516 and $1,377,218, respectively)	$1,151,614,844	$1,176,128,287

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

													Ratio	Ratio
	Net asset		Net realized			From							of expenses	of net investment
	value,		and unrealized	Total from	From	net realized					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	(%) [b]	net assets (%)	(%)

Class A
November 30, 2011	$8.44	.35	.10	.45	(.35)	—	(.35)	—	— [c,d]	$8.54	5.55	$1,081,992.75		4.25	6
November 30, 2010	8.36	.36	.08	.44	(.36)	—	(.36)	— [d]	—	8.44	5.27	1,105,169	.75 [e]	4.18 [e]	6
November 30, 2009	7.60	.35	.77	1.12	(.36)	—	(.36)	— [d]	—	8.36	14.96	1,051,532	.80 [e]	4.35 [e]	18
November 30, 2008	8.53	.36	(.93)	(.57)	(.36)	— [d]	(.36)	— [d]	—	7.60	(6.85)	977,845.80		4.31	31
November 30, 2007	8.73	.36	(.19)	.17	(.36)	(.01)	(.37)	— [d]	—	8.53	2.15	1,078,570.80		4.23	18

Class B
November 30, 2011	$8.43	.30	.09	.39	(.30)	—	(.30)	—	— [c,d]	$8.52	4.75	$12,561	1.38	3.63	6
November 30, 2010	8.35	.30	.08	.38	(.30)	—	(.30)	— [d]	—	8.43	4.61	16,090	1.38 [e]	3.57 [e]	6
November 30, 2009	7.59	.30	.76	1.06	(.30)	—	(.30)	— [d]	—	8.35	14.26	22,589	1.44 [e]	3.74 [e]	18
November 30, 2008	8.52	.30	(.92)	(.62)	(.31)	— [d]	(.31)	— [d]	—	7.59	(7.46)	30,751	1.44	3.66	31
November 30, 2007	8.72	.31	(.19)	.12	(.31)	(.01)	(.32)	— [d]	—	8.52	1.51	45,515	1.44	3.60	18

Class C
November 30, 2011	$8.44	.29	.10	.39	(.29)	—	(.29)	—	— [c,d]	$8.54	4.75	$47,182	1.53	3.47	6
November 30, 2010	8.36	.29	.08	.37	(.29)	—	(.29)	— [d]	—	8.44	4.45	47,564	1.53 [e]	3.39 [e]	6
November 30, 2009	7.60	.28	.77	1.05	(.29)	—	(.29)	— [d]	—	8.36	14.08	36,839	1.59 [e]	3.55 [e]	18
November 30, 2008	8.53	.29	(.92)	(.63)	(.30)	— [d]	(.30)	— [d]	—	7.60	(7.60)	28,618	1.59	3.52	31
November 30, 2007	8.73	.29	(.18)	.11	(.30)	(.01)	(.31)	— [d]	—	8.53	1.30	13,735	1.59	3.43	18

Class M
November 30, 2011	$8.45	.33	.09	.42	(.33)	—	(.33)	—	— [c,d]	$8.54	5.14	$1,435	1.03	3.97	6
November 30, 2010	8.37	.33	.08	.41	(.33)	—	(.33)	— [d]	—	8.45	4.96	1,694	1.03 [e]	3.91 [e]	6
November 30, 2009	7.60	.32	.78	1.10	(.33)	—	(.33)	— [d]	—	8.37	14.77	1,875	1.09 [e]	4.06 [e]	18
November 30, 2008	8.54	.33	(.93)	(.60)	(.34)	— [d]	(.34)	— [d]	—	7.60	(7.23)	1,719	1.09	4.01	31
November 30, 2007	8.74	.34	(.19)	.15	(.34)	(.01)	(.35)	— [d]	—	8.54	1.86	2,272	1.09	3.94	18

Class Y
November 30, 2011	$8.45	.37	.09	.46	(.37)	—	(.37)	—	— [c,d]	$8.54	5.66	$8,444.53		4.45	6
November 30, 2010	8.36	.37	.10	.47	(.38)	—	(.38)	— [d]	—	8.45	5.65	5,613	.53 [e]	4.38 [e]	6
November 30, 2009	7.60	.36	.77	1.13	(.37)	—	(.37)	— [d]	—	8.36	15.20	3,083	.59 [e]	4.49 [e]	18
November 30, 2008†	8.51	.34	(.90)	(.56)	(.35)	—	(.35)	— [d]	—	7.60	(6.82) *	888	.54 *	4.37 *	31

* Not annualized.

† For the period January 2, 2008 (commencement of operations) to November 30, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 5).

d Amount represents less than $0.01 per share.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

November 30, 2010	<0.01%

November 30, 2009	0.02

The accompanying notes are an integral part of these financial statements.

38	39

Notes to financial statements 11/30/11

Note 1: Significant accounting policies

Putnam New York Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income tax as Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and New York State and City personal income taxes (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may be affected by economic and political developments in the state of New York.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from December 1, 2010 through November 30, 2011.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

D) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At November 30, 2011, the fund had a capital loss carryover of $9,356,479 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$26,847	November 30, 2014

7,807,550	November 30, 2016

1,012,732	November 30, 2017

509,350	November 30, 2019

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, dividends payable and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $274,619 to decrease undistributed net investment income and $1,113 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $275,732.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$59,123,820
Unrealized depreciation	(13,261,511)

Net unrealized appreciation	45,862,309
Undistributed tax-exempt income	2,403,070
Capital loss carryforward	(9,356,479)
Cost for federal income tax purposes	$1,088,572,194

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion,
0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,044 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $909, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $116,152 and $86 from the sale of class A and class M shares, respectively, and received $11,477 and $9,737 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,693 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $64,320,720 and $111,033,725, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 11/30/11		Year ended 11/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	9,798,283	$82,142,578	15,493,674	$132,417,236

Shares issued in connection with
reinvestment of distributions	3,770,180	31,444,220	3,568,554	30,439,185

	13,568,463	113,586,798	19,062,228	162,856,421

Shares repurchased	(17,747,975)	(146,743,288)	(13,934,868)	(118,700,659)

Net increase (decrease)	(4,179,512)	$(33,156,490)	5,127,360	$44,155,762

	Year ended 11/30/11		Year ended 11/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	319,505	$2,676,387	382,102	$3,258,376

Shares issued in connection with
reinvestment of distributions	40,325	335,324	52,418	445,844

	359,830	3,011,711	434,520	3,704,220

Shares repurchased	(795,185)	(6,559,248)	(1,231,832)	(10,471,399)

Net decrease	(435,355)	$(3,547,537)	(797,312)	$(6,767,179)

	Year ended 11/30/11		Year ended 11/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	1,091,249	$9,129,537	2,137,990	$18,258,310

Shares issued in connection with
reinvestment of distributions	144,193	1,202,093	122,711	1,047,136

	1,235,442	10,331,630	2,260,701	19,305,446

Shares repurchased	(1,343,094)	(11,136,723)	(1,032,847)	(8,802,040)

Net increase (decrease)	(107,652)	$(805,093)	1,227,854	$10,503,406

	Year ended 11/30/11		Year ended 11/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	11,769	$97,651	8,293	$71,069

Shares issued in connection with
reinvestment of distributions	3,989	33,282	4,803	40,976

	15,758	130,933	13,096	112,045

Shares repurchased	(48,212)	(397,597)	(36,734)	(313,222)

Net decrease	(32,454)	$(266,664)	(23,638)	$(201,177)

	Year ended 11/30/11		Year ended 11/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	738,450	$6,107,015	519,886	$4,462,728

Shares issued in connection with
reinvestment of distributions	20,320	170,141	12,661	108,116

	758,770	6,277,156	532,547	4,570,844

Shares repurchased	(434,432)	(3,593,547)	(236,854)	(2,040,490)

Net increase	324,338	$2,683,609	295,693	$2,530,354

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $1,103 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $12 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The fund has designated 99.94% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Ravi Akhoury
Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: Jacob Ballas Capital India, a non-banking finance company focused on private equity advisory services; RAGE Frameworks, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college’s endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children’s Hospital of Denver.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility; CVR Energy, a petroleum refiner and fertilizer manufacturer

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis
Born 1940, Trustee since 2001

Principal occupations during past five years: Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Senior Advisor to the Center for Strategic and International Studies. Member of the Council on Foreign Relations.

Other directorships: Edison International; Southern California Edison

Robert J. Darretta
Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Serves as a Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Paul L. Joskow
Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: TransCanada Corporation, an energy company focused on natural gas transmission and power services; Exelon Corporation, an energy company focused on power services

Kenneth R. Leibler
Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson
Born 1945, Trustee since 1984

Principal occupations during past five years: Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III
Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens
Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanadaPipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds
Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2011, there were 108 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Robert R. Leveille
Putnam Investment	John A. Hill	Vice President and
Management, LLC	Paul L. Joskow	Chief Compliance Officer
One Post Office Square	Kenneth R. Leibler
Boston, MA 02109	Robert E. Patterson	Mark C. Trenchard
	George Putnam, III	Vice President and
Investment Sub-Manager	Robert L. Reynolds	BSA Compliance Officer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		Robert T. Burns
London, England SW1A 1LD	Officers	Vice President and
	Robert L. Reynolds	Chief Legal Officer
Marketing Services	President
Putnam Retail Management		James P. Pappas
One Post Office Square	Jonathan S. Horwitz	Vice President
Boston, MA 02109	Executive Vice President,
	Principal Executive	Judith Cohen
Custodian	Officer, Treasurer and	Vice President, Clerk and
State Street Bank	Compliance Liaison	Assistant Treasurer
and Trust Company
	Steven D. Krichmar	Michael Higgins
Legal Counsel	Vice President and	Vice President, Senior Associate
Ropes & Gray LLP	Principal Financial Officer	Treasurer and Assistant Clerk

Independent Registered	Janet C. Smith	Nancy E. Florek
Public Accounting Firm	Vice President, Assistant	Vice President, Assistant Clerk,
KPMG LLP	Treasurer and Principal	Assistant Treasurer and
	Accounting Officer	Proxy Manager
Trustees
Jameson A. Baxter, Chair	Beth S. Mazor	Susan G. Malloy
Ravi Akhoury	Vice President	Vice President and
Barbara M. Baumann		Assistant Treasurer
Charles B. Curtis

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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271645 1/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2011	$56,941	$--	$6,100	$ —
November 30, 2010	$50,355	$--	$5,800	$ —

For the fiscal years ended November 30, 2011and November 30, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,100 and $5,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2011	$ —	$ —	$ —	$ —

November 30, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam New York Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 27, 2012